Exhibit 4.2

OURA INC.

REGISTRATION RIGHTS AGREEMENT

March 31, 2026

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 31st day of March, 2026, by and among Oura Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor.”

RECITALS

WHEREAS, the Company and the Investors desire to enter into an agreement governing the registration rights of the Investors.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2 “Board of Directors” means the Board of Directors of the Company.

1.3 “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.4 “Common Stock” means shares of the Company’s common stock, par value $0.00001 per share.

1.5 “Damages” means any loss, damage, claim, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim, or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.6 “Direct Listing” means the initial listing of the Common Stock (or other equity securities of the Company) on the Nasdaq Stock Market, the New York Stock Exchange or another exchange or marketplace approved by the Board of Directors by means of an effective registration statement filed by the Company with the SEC, without a related underwritten offering of such Common Stock (or other equity securities).

1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8 “Excluded Registration” means: (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.9 “Form S-1” means such registration form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.10 “Form S-3” means such registration form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.11 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.12 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.13 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.14 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.15 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.16 “Preferred Stock” has the meaning set forth in the Certificate of Incorporation.

1.17 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 3.1, and excluding for purposes of Section 2 any securities for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.18 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.19 “Requisite Holders” means the Holders who own at least 75% of the Registrable Securities then outstanding.

1.20 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 2.12(b) hereof.

1.21 “Sale Event” means:

(a) a merger or consolidation in which

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(i) the Company is a constituent party or

(ii) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

1.22 “Sanctioned Party” means any Person: (i) organized under the laws of, ordinarily resident in, or located in a country or territory that is the subject of comprehensive Sanctions (which as of the date of this Agreement comprise Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk, and Luhansk regions of Ukraine (“Restricted Countries”)); (ii) 50% or more owned or controlled by the government of a Restricted Country; or (iii) (A) designated on a sanctioned parties list administered by the United States, European Union, or United Kingdom, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, Sectoral Sanctions Identification List, the Consolidated List of Persons, Groups, and Entities Subject to EU Financial Sanctions, and the UK’s Consolidated Sanctions List (collectively, “Designated Parties”); or (B) 50% or more owned or, where relevant under applicable Sanctions, controlled, individually or in the aggregate, by one or more Designated Party, in each case only to the extent that dealings with such Person is are prohibited pursuant to applicable Sanctions.

1.23 “Sanctions” means applicable laws and regulations pertaining to trade and economic sanctions administered by the United States, European Union, United Kingdom or Finland.

1.24 “SEC” means the Securities and Exchange Commission.

1.25 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.26 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

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1.27 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.28 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder.

1.29 “Series A-1 Preferred Stock” means the Company’s Series A-1 Preferred Stock, par value $0.00001 per share.

1.30 “Series A-2 Preferred Stock” means the Company’s Series A-2 Preferred Stock, par value $0.00001 per share.

1.31 “Series B-1 Preferred Stock” means the Company’s Series B-1 Preferred Stock, par value $0.00001 per share.

1.32 “Series B-2 Preferred Stock” means the Company’s Series B-2 Preferred Stock, par value $0.00001 per share.

1.33 “Series C-1 Preferred Stock” means the Company’s Series C-1 Preferred Stock, par value $0.00001 per share.

1.34 “Series C-2 Preferred Stock” means the Company’s Series C-2 Preferred Stock, par value $0.00001 per share.

1.35 “Series C-3 Preferred Stock” means the Company’s Series C-3 Preferred Stock, par value $0.00001 per share.

1.36 “Series D Preferred Stock” means the Company’s Series D Preferred Stock, par value $0.00001 per share.

1.37 “Series E Preferred Stock” means the Company’s Series E Preferred Stock, par value $0.00001 per share.

1.38 “Series Seed-1 Preferred Stock” means the Company’s Series Seed-1 Preferred Stock, par value $0.00001 per share.

1.39 “Series Seed-2 Preferred Stock” means the Company’s Series Seed-2 Preferred Stock, par value $0.00001 per share.

1.40 “Series Seed-3 Preferred Stock” means the Company’s Series Seed-3 Preferred Stock, par value $0.00001 per share.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO or Direct Listing, as applicable, the Company receives a request from the Requisite Holders that the Company file a Form S-1 registration statement with respect to at least fifty percent (50%) of the Registrable Securities then outstanding having an anticipated aggregate offering price of at least $50 million (prior to deduction of Selling Expenses), then the Company shall: (i) within ten (10) days after the date such request is given,

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give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days after the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from the Requisite Holders that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price of at least $15 million (prior to deduction of Selling Expenses), then the Company shall: (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days after the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer or other most senior executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred and twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred and twenty (120) period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) if the Company has effected one (1) demand registration pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b): (A) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such

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registration statement to become effective; or (B) if the Company has effected one (1) registration pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one (1) demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration or a registration relating to the IPO), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

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(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (ii) the number of Registrable Securities included in the offering be reduced below fifty percent (50%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provisions in this Section 2.3(b) and Section 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Requisite Holders, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to an additional sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

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(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s executive officers and directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

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2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; and fees and disbursements of counsel for the Company; shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Requisite Holders (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Requisite Holders agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2 or in connection with a Direct Listing, as applicable:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided, further, that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO or Direct Listing, as applicable;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO or Direct Listing, as applicable), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Subsequent Registration Rights.

(a) Except with respect to a listing of the Common Stock on any stock exchange in the United States of America, the Investors shall receive typical and customary registration rights, where available, in all global markets where the Company lists the Common Stock after an initial public offering of the Common Stock in such global markets.

(b) From and after the date of this Agreement, the Company shall not, without the prior written consent of the Requisite Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include securities in any registration other than a pro rata basis with respect to the Registrable Securities.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on

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the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days or such other period as may be requested by the Company or an underwriters to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto), or any successor provisions or amendments thereto, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap, hedging or other transaction or arrangement that transfers, or is designed to transfer, to another, in whole or in part, any of the economic consequences of ownership, directly or indirectly, of such securities, whether or not any such transaction or arrangement described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to (i) the sale of any shares to an underwriter pursuant to an underwriting agreement, (ii) the transfer of any shares to any Affiliate of the Holder, provided that (x) the Affiliate agrees to be bound in writing by the restrictions set forth herein, and (y) any such transfer shall not involve a disposition for value, (iii) transactions involving shares acquired in the IPO or in open market transactions or other transactions after the completion of the IPO, provided that no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership shall be required or shall be voluntarily made during the restricted period described above in connection with any such sale, or (iv) the transfer of any shares to any trust for the direct or indirect benefit of the Holder or an Immediate Family Member of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with the IPO are intended third party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act and all other applicable U.S. laws and regulations. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

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(b) Each certificate, instrument, or book-entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT OR AGREEMENTS BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book-entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate, instrument, or book-entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

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2.13 Termination of Registration Rights.

(a) The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(i) the closing of a Sale Event;

(ii) at such time after consummation of the IPO or Direct Listing, whichever is earlier, as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder’s shares without volume limitation during a three-month period without registration; and

(iii) at such time after consummation of an public offering in any global market; provided, that such Holder may sell such Holder’s shares without limitation during a three-month period; and

(iv) on the third (3rd) anniversary of the consummation of the IPO or Direct Listing, as applicable.

(b) The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section Error! Reference source not found. or Error! Reference source not found. shall be suspended during any time as such Holder is a Sanctioned Party.

3. Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

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3.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 200, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

(a) General. All notices and other communications given or made pursuant to this Agreement shall be in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon the earlier of actual receipt or: (a) upon personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the President or Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.5.

(b) Consent to Electronic Notice. Each party to this Agreement consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such party’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party to this Agreement agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

3.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Requisite Holders; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion. The Company shall give prompt notice of any amendment, modification, or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

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3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such Preferred Stock shall become a party to this Agreement by executing and delivering a counterpart signature page or deed of adherence to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder. For the avoidance of doubt, all Investors party hereto as of the date hereof are listed on Schedule A hereto.

3.10 Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.11 Dispute Resolution.

Except as (i) otherwise provided in this Agreement, or (ii) any disputes, controversies, or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, any unresolved dispute, controversy, or claim arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation, or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be resolved by arbitration before a single arbitrator. Such arbitrator shall be mutually agreed upon by the parties, and if no agreement can be reached within 30 days after names of potential arbitrators have been proposed by Judicial Arbitration and Mediation Services, Inc. (“JAMS”), then JAMS shall choose one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement. The arbitration shall take place in San Francisco, California, pursuant to the JAMS Comprehensive Arbitration Rules and Procedures; provided, however, that there shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Judgment on the Award may be entered in any court having jurisdiction.

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Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

WAIVER OF JURY TRIAL: TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

3.12 Costs of Enforcement. Each party will bear its own costs in respect of any disputes arising under this Agreement.

3.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.14 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

Oura Inc.

By:	/s/ Thomas Hale
Name:	Thomas Hale
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

DexCom, Inc.

By:	/s/ Jereme Sylvain
Name:	Jereme Sylvain
Title:	EVP, Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ICONIQ STRATEGIC PARTNERS VII, L.P.,
a Cayman Islands exempted limited partnership
By: ICONIQ Strategic Partners VII GP, L.P.
Its: General Partner
By: ICONIQ Strategic Partners VII TT GP, Ltd.
Its: General Partner

By:	/s/ Louis D. Thorne
Name:	Louis D. Thorne
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS VII-B, L.P.,
a Cayman Islands exempted limited partnership
By: ICONIQ Strategic Partners VII GP, L.P.
Its: General Partner
By: ICONIQ Strategic Partners VII TT GP, Ltd.
Its: General Partner

By:	/s/ Louis D. Thorne
Name:	Louis D. Thorne
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS VII CO-INVEST, L.P. (SERIES OR),
a Cayman Islands exempted limited partnership
By: ICONIQ Strategic Partners VII GP, L.P.
Its: General Partner
By: ICONIQ Strategic Partners VII TT GP, Ltd.
Its: General Partner

By:	/s/ Louis D. Thorne
Name:	Louis D. Thorne
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: James Kenny Tucker

By:	/s/ James Kenny Tucker
Name:	James Kenny Tucker
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Suomen Teollisuussijoitus Oy

By:	/s/ Joni Karsikas
Name:	Joni Karsikas
Title:	Investment Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Arch F. Meredith III
Name:	Arch F. Meredith III
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

7Sixty Ventures, LLC

By:	/s/ Chris Bennett
Name:	Chris Bennett
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Abel Bascom
Name:	Abel Bascom
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Abura Investments, LLC

By:	/s/ Tim Wolff
Name:	Tim Wolff, manager
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Adam Sussman

By:	/s/ Adam sussman
Name:	Adam sussman
Title:	MR

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Adelina Radeva 2/26/2026
Name:	Adelina Radeva
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Alexander (Sandy) Kory
Name:	Alexander (Sandy) Kory
Title:	GP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Alexander von Schirmeister
Name: Alexander von Schirmeister
Title:	self - employed

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Alumni Seed Fund

By:	/s/ Robert Walker
Name:	Robert Walker
Title:	Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ ANDREW WEI TAM
Name:	ANDREW WEI TAM
Title:	Co-founder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Apolo Ohno

By:	/s/ Apolo Ohno
Name:	Apolo Ohno
Title:	Founder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ATREIDES FOUNDATION MASTER FUND LP
By: Atreides Foundation Fund GP, LLC, its General Partner

By:	/s/ Laura Malone
Name:	Laura Malone
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Austin Smith
Name:	Austin Smith
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:
AVG - BIV Oura 2019 Trust

By:	/s/ Mark Edwards
Name:	Mark Edwards, Trustee
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Avonte Campinha-Bacote
Name:	Avonte Campinha-Bacote
Title:	Chief Legal Officer, Oura

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: B37 Ventures, LLC

By:	/s/ David Hite
Name:	David Hite
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Beata Schouwvlieger

By:	/s/ Beata Schouwvlieger
Name:	Beata Schouwvlieger
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Andrew Klaber
Name:	Bedford Ridge Investment Company I LP
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Benjamin Gumbiner
Name:	Benjamin Gumbiner
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Benjmin Swinburne /s/ Elizabeth Martorella
Name:	Benjmin Swinburne and Elizabeth Martorella
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: BNCA 2011 Directed Irrevocable Trust

By:	/s/ James Powers
Name:	James Powers
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Brandon Cook
Name:	Brandon Cook
Title:	Marketin

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Brian Weinstein
Name:	Brian Weinstein
Title:	trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Camden Holdings, LLC, a California limited liability company

By:	/s/ Ari Miller 02/27/2026
Name:	Ari Miller
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:
CAPITAL PARTNERS IV, L.P.
By:	Pinegrove Capital Partners IV, LLC
Its:	General Partner

By:	/s/ Beau Laskey
Name:	Beau Laskey
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Casa M. Investments LLC

By:	/s/ Michael Meldman
Name:	Michael Meldman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Christina Hale
Name:	Christina Hale
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Creator Companies LLC

By:	/s/ Julie Lee
Name:	Julie Lee
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Cynthia Anania-Peitz

By:	/s/ Cynthia A Anania-Peitz
Name:	Cynthia A Anania-Peitz
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: David A. Durkin

By:	/s/ David A. Durkin
Name:	David A. Durkin
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: David Shuman

By:	/s/ David Shuman
Name:	David Shuman

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: DBV Investments, L.P.

By:	/s/ Marc R. Lisker
Name:	Marc R. Lisker
Title:	Manager of the General Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Denis Hebert
Name:	Denis Hebert
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Dennis Durkin

By:	/s/ Dennis Durkin
Name:	Dennis Durkin

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ DENNIS WONG
Name:	DENNIS WONG
Title:	Manager of LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: DP Private Investment Fund I

By:	/s/ Paul Daversa
Name:	Paul Daversa
Title:	Manager of DP Equity Investments, LLC, Manager of DP Private Investment Fund I

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Dunvegan LLC Series A-18

By:	/s/ John L. Thornton
Name:	John L. Thornton
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ E. Pierce Marshall Jr
Name:	E. Pierce Marshall Jr
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Eeva-Leena Kaikkonen
Name:	Eeva-Leena Kaikkonen
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Emanuel David Ginobili
Name:	Emanuel David Ginobili
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Equity Trust Company as Custodian FBO Benjamin Nickoll Roth IRA

By:	/s/ Benjamin Nickoll
Name:	Benjamin Nickoll
Title:	na

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Blue Chip Growth Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Blue Chip Growth Multi-Asset Base Fund

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Fidelity Blue Chip Growth Institutional Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

FIAM Target Date Blue Chip Growth Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Fidelity NorthStar Fund - Sub D

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity U.S. Growth Opportunities Investment Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Variable Insurance Products Fund III: VIP Growth Opportunities Portfolio

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Fidelity Growth Company Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Venture Capital Fund I LP

By: Fidelity Diversifying Solutions LLC as Investment Manager

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Trend Fund: Fidelity Trend Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Contrafund Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Advisor New Insights Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Global Growth and Value Investment Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Fidelity Insights Investment Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Variable Insurance Products Fund II: Contrafund Portfolio

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

FIDELITY VENTURE GROWTH FUND II LP

BY: FIDELITY DIVERSIFYING SOLUTIONS LLC AS INVESTMENT MANAGER

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Contrafund K6

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Firmage Investments, LLC

By:	/s/ Firmage Investments, LLC
Name: Firmage Investments, LLC
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:	First Fellow Oy

By:	/s/ Risto Siilasmaa
Name:	Risto Siilasmaa
Title:	Board Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Forerunner Partners IV, L.P.
INVESTORS:	Forerunner Builders IV, L.P.
Forerunner Friends IV, L.P.

By:	/s/ Eurie Kim
Name:	Eurie Kim
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Gringotts LLC

By:	/s/ Richard Venerus
Name:	Richard Venerus
Title:	Manager - Gringotts LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Guber Family Trust
Name:	Guber Family Trust
Title:	Peter Guber, Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Hashtag Blessed IV, LLC

By:	/s/ Aston Motes
Name:	Aston Motes
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: HEMANG KAPASI

By:	/s/ Hemang Kapasi
Name:	Hemang Kapasi
Title:	na

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: House of Spears Management, LLC

By:	/s/ House of Spears Management, LLC
Name:	Ndamukong Suh
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Howard William Harlan III
Name:	Howard William Harlan III
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Ilari Schouwvlieger

By:	/s/ Ilari Schouwvlieger
Name:	Ilari Schouwvlieger
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Imran Amed
Name:	Imran Amed
Title:	Founder and CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: IQ EQ Trust Company, U.S., LLC as Trustee of Lynn Forester de Rothschild 2025 Legacy Trust

IQ EQ Trust Company, U.S., LLC as Trustee of The ELR General Investment Trust

By:	/s/ Aidan Bazala
Name:	Aidan Bazala
Title:	Trust Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: J2 Ventures Fund IV LLC

By:	/s/ M. Alexander Harstrick
Name:	M. Alexander Harstrick
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ JARI MIKKOLA
Name:	JARI MIKKOLA
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jason Lin

By:	/s/ Jason Lin
Name:	Jason Lin
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jay and Jill Spongberg Family Trust
[ ]

By:	/s/ Jay Spongberg
Name:	Jay Spongberg - Jay and Jill Spongberg Family Trust
Title:	Grantor/Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Jazz Human Performance Fund, II LP
INVESTORS:	JAZZ Human Performance Fund III, LP
Jazz Human Performance Growth Opportunity Fund II, LP
JAZZ HUMAN PERFORMANCE FUND II-B, LLC

By:	/s/ John Spinale
Name:	John Spinale
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: JC Ventures LLC

By:	/s/ J Erik Schmidt
Name:	J Erik Schmidt
Title:	Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jeffrey Michael Provenzano
Name:	Jeffrey Michael Provenzano
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jennifer Fleiss
Name:	Jennifer Fleiss
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jeremy Jauncey
Name:	Jeremy Jauncey
Title:	Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jeremy Yap
Name:	Jeremy Yap
Title:	n/a

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jessica Hopfield
Name:	Jessica Hopfield
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jonathan Kessler

By:	/s/ Jonathan Kessler
Name:	Jonathan Kessler
Title:	None

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jonathan Shipman

By:	/s/ Jonathan Shipman
Name:	Jonathan Shipman
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jonathan Swerdlin

By:	/s/ Jonathan Swerdlin
Name:	Jonathan Swerdlin
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SHAREHOLDER:

By:	/s/ Jonathan Watson
Name:	Jonathan Watson
Title:	mr.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jordan Maron
Name:	Jordan Maron
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Joshua L. Steiner
Name:	Joshua L. Steiner
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Judge Me Ent.

By:	/s/ EDWARD JUDGE
Name:	EDWARD JUDGE
Title:	SECRETARY

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Jukka Aalho
Name:	Jukka Aalho
Title:	Yrittäjä

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Julie M. Tucker Separate Property Trust, Dated December 12-17-2013

By:	/s/ Julie M. Tucker Separate Property Trust, Dated December 12-17-2013
Name:	Julie M. Tucker Separate Property Trust, Dated December 12-17-2013
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ JUSTIN HARTLEY
Name:	JUSTIN HARTLEY
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Justin Wong
Name:	Justin Wong
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jyri Engeström

By:	/s/ Jyri Engeström
Name:	Jyri Engeström
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Karhu Holdings, LP

By:	/s/ Michael Belsley
Name:	Michael Belsley
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Katie Soo

By:	/s/ Katie Soo
Name:	Katie Soo
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Kim Constable
Name:	Kim Constable
Title:	Mrs

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: KPCB Holdings, Inc.

By:	/s/ Susan Biglieri
Name:	Susan Biglieri
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Kuhao Inc.

By:	/s/ Kuhao Inc.
Name: Kuhao Inc.
Title:	Owner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Lake Mary Ventures, LLC

By:	/s/ Peter Lee
Name:	Peter Lee, Manager
Title:	Lake Mary Ventures, LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Lake Trail Illiquid Investments LLC
By: Lake Trail Capital LP
Manager

By:	/s/ Tate Elliott
Name:	Tate Elliott
Title:	Treasurer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Lance Cohen
Name:	Lance Cohen
Title:	MR

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Lateralus Holdings LLC

By:	/s/ David Shuman
Name:	David Shuman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Lateralus Holdings XI LLC

By:	/s/ David Shuman
Name:	David Shuman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:	Lifeline Ventures Fund I Ky
Lifeline Ventures Fund IV Ky

By:	/s/ Timo Ahopelto
Name:	Lifeline Ventures Fund I Ky, Lifeline Ventures Fund IV Ky
Title:	Founding Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Kevin Love 2/18/2026 | 3:01 PM EST
Name:	LoveUnlimited, Inc.
Title:	Kevin Love, signing as Manager of LoveUnlimited, Inc.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Marjo Piirto

By:	/s/ Marjo Piirto
Name:	Marjo Piirto
Title:	CEO, Nuvoo.com

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Matleena Kyntöjärvi

By:	/s/ Matleena Kyntöjärvi
Name:	Matleena Kyntöjärvi
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Matter Venture Partners Fund I, L.P.

By:	/s/ Mel Tang
Name:	Mel Tang
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Matthew S. Wilkin

By:	/s/ Matthew Wilkin
Name:	Matthew Wilkin
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Matthew Steinfeld
Name:	Matthew Steinfeld
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Maytal Capital, LLC

By:	/s/ Jeffrey P. George
Name:	Jeffrey P. George
Title:	Managing Partner Maytal Capital, LLC

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Meta Health Ventures, LP

By:	/s/ Jason Cheng
Name:
Title:	Jason Cheng, Founding Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Metaplanet Holdings OÜ

By:	/s/ Karl-Rauno Miljand
Name:	Karl-Rauno Miljand
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: MHA CAPITAL, LP - SERIES OU

By:	/s/ MHA CAPITAL, LP - SERIES OU
Name:	Abe Burns
Title:	Managing member of its General Partner MHA Capita

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Michael Russel Woods
Name:	Michael Russel Woods
Title:	Professional Athlete

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Michael Shyman
Name:	Michael Shyman
Title:	Individual/Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Mika Erkkilä
Name:	Mika Erkkilä
Title:	Staff release manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Mikael Schouwvlieger

By:	/s/ Mikael Schouwvlieger
Name:	Mikael Schouwvlieger
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: MINML Holdings LP

By:	/s/ Lara Gilman
Name:	Lara Gilman
Title:	President of Thetos LLC, General Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Neman IV, LLC

By:	/s/ Ryan Neman
Name:	Ryan Neman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Neville Point Ventures I

By:	/s/ Matthew McLane
Name:	Matthew McLane
Title:	Managing Member, Neville Point Ventures I

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: NTWJ Holding, LLC

By:	/s/ Nathaniel S Turner V
Name:	Nathaniel S Turner V
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Panos Panay

By:	/s/ Panos Panay
Name:	Panos Panay
Title:	EVP Amazon

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Peter Attia

By:	/s/ Peter Attia
Name:	Peter Attia
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Peter Cosentino
Name:	Peter Cosentino
Title:	Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Proxy Venture Investors SPV LP

By:	/s/ Proxy Venture Investors SPV, LP
Name:	Proxy Venture Investors SPV, LP
Title:	John Andreini, General Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Rebet GmbH

By:	/s/ Ralf Reichart
Name:	Ralf Reichart
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Robert Kelly Slater

By:	/s/ Robert Kelly Slater
Name:	Robert Kelly Slater
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Robert L. Falkenberg III 1999 Grantor Retained Annuity Trust

By:	/s/ ROBERT L FALKENBERG III 1999 GRAT
Name:	MARTHA B. FALKENBERG
Title:	TRUSTEE

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Robinhood Ventures Fund I

By:	/s/ Sarah Pinto
Name:	Sarah Pinto
Title:	President

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Ruth L. Shuman
Name:	Ruth L. Shuman
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Ryan Constable

By:	/s/ Ryan Constable
Name:	Ryan Constable
Title:	Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the patties have executed this Agreement as of the date first written above.

INVESTORS: Sanabil Private Equity Investments Company

By:	* /s/ Turki Almalik
Name:	Turki Almalik
Title:	Sole Manager / Director

[Signature Page to Registration Rights Agreement]

IN WlTNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Brett Robertson
Name:	Brett Robertson
Title:	Trustee & Executor Sanford Robertson Estate

By:	/s/ David L. Schrader
Name:	David L. Schrader
Title:	Trustee & Executor Sanford Robertson Estate

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OU SPV1, a series of SAX Capital Series Fund III, LP
INVESTORS:	OU-Rearden-042, a Series of SAX Capital Series Fund III, LP

By:	/s/ Taher Savliwala
Name:	Taher Savliwala
Title:	MR

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: SBK & ESK Trust

By:	/s/ Steven Kohn	/s/ Ellen Kohn
Name:	Steven Kohn	Ellen Kohn
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Scale Venture Partners VI, L.P.
By: Scale Venture Management VI, L.P. its general partner
By: Scale Venture Management VI, LLC its general partner

By:	/s/ Alexander Niehenke
Name:	Alexander Niehenke
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Seth W. Moulton & Elizabeth N. Moulton
Name:	Seth W. Moulton & Elizabeth N. Moulton
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Shailendra Mahajan
Name:	Shailendra Mahajan
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Shuco LLC

By:	/s/ Stanley S. Shuman
Name:	Stanley S. Shuman
Title:	Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Silja Schouwvlieger

By:	/s/ Silja Schouwvlieger
Name:	Silja Schouwvlieger
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: SLOW RUSH VENTURES LP - SERIES OU

By:	/s/ Abe Burns
Name:	Abe Burns
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: SNH Group LLC

By:	/s/ Tim Chang
Name:	Tim Chang
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Stephen Myrow

By:	/s/ Stephen Myrow
Name:	Stephen Myrow
Title:	self

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: StevenBelieving Trust

By:	/s/ DeAndre Hopkins
Name:	DeAndre Hopkins
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Stewart Taylor
Name:	Stewart Taylor
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Suomen Teollisuussijoitus Oy

By:	/s/ Joni Karsikas
Name:	Joni Karsikas
Title:	Investment Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Taika Lahtela
Name:	Taika Lahtela
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Taryn Southern
Name:	Taryn Southern
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

TCG 2.0 Oura, LLC

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SHAREHOLDER:

By:	/s/ TEEMU OKSANEN
Name:	TEEMU OKSANEN
Title:	DIRECTOR

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The 2008 Pitzak Family Trust, dated June 2, 2008

By:	/s/ Christopher Pitzak
Name:	Christopher Pitzak
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Briger Family 2012 Living Trust

By:	/s/ Peter L. Briger, Jr.
Name:	Peter L. Briger, Jr.
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Dennis and Madeleine Durkin 2017 Family Trust

By:	/s/ Dennis Durkin
Name:	Dennis Durkin
Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Dorogusker Living Trust

By:	/s/ Jesse Dorogusker, trustee
Name:	Jesse Dorogusker, trustee
Title:	trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Kirk-Landry 2008 Trust

By:	/s/ David Kirk
Name:	David Kirk
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Marc B. Benioff Revocable Trust U/A/D 12/3/04

By:	/s/ Lindsy Sanders
Name:	Lindsy Sanders
Title:	Attorney-in-fact

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Michael Derezin and Lisa Derezin Revocable Living Trust DTD 09/12/2005

By:	/s/ Mike Derezin
Name:	Mike Derezin
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Roberts Family Revocable Living Trust

By:	/s/ Scott H Roberts
Name:	Scott H Roberts
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Third Point Opportunities Master Fund LP

By:	/s/ Mendy Haas
Name:	Mendy Haas
Title:	CFO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Thomas Allen Carey
Name:	Thomas Allen Carey
Title:	self

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Thomas Ebeling
Name:	Thomas Ebeling
Title:	N/A

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Tiger (SD) Private Investments LLC

By:	/s/ Steven Binetter
Name:	Steven Binetter
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Tuike Lahtela
Name:	Tuike Lahtela
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Tuna Investments, LLC

By:	/s/ Tuna Investments, LLC
Name:	Steve Chen
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Valinor Vista, L.P.

By:	/s/ Valinor Vista, L.P.
Name:	Valinor Vista, L.P.
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Van Veenendaal Revocable Trust, UTD July 20, 1996

By:	/s/ Frank van Veenendaal
Name:	Frank van Veenendaal
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Villard Capital LLC

By:	/s/ Steve Winch
Name:	Steve Winch
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Whale Rock Long Opportunities Master Fund, LP
INVESTORS:	Whale Rock Flagship Master Fund, LP
Whale Rock Hybrid Master Fund II, LP
Whale Rock Hybrid Master Fund, LP
Whale Rock Flagship (AI) Fund LP

By:	/s/ James Houghtlin
Name:	James Houghtlin
Title:	General Counsel

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: William Scott Upshall Family Trust

By:	/s/ William Upshall
Name:	William Upshall
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Yarus Ventures, LLC

By:	/s/ David Yarus
Name:	David Yarus
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Zillionize Pty Ltd

By:	/s/ Mathew Vandervoort
Name:	Mathew Vandervoort
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Benjamin Nickoll
Name:	Benjamin Nickoll
Title:	na

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Bernard Kim

By:	/s/ Bernard Kim
Name:	Bernard Kim
Title:	Self

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Beryl May Goto

By:	/s/ Beryl May Goto
Name:	Beryl May Goto
Title:	Ms

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Christine Armstrong
Name:	Christine Armstrong
Title:	na

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Greenberg/Vick 2011 Community Property Trust

By:	/s/ Greenberg/Vick 2011 Community Property Trust
Name:	scott greenberg
Title:	investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Hillview Investments, LLC

By:	/s/ David J. Grain
Name:	David J. Grain
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: John Howell

By:	/s/ John Edward Howell
Name:	John Edward Howell
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: K5 Global Capital, LLC

By:	/s/ Michael Kives
Name:	Michael Kives
Title:	Managing Partner, K5 Global

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Katie Ledecky

By:	/s/ Katie Ledecky
Name:	Katie Ledecky
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Michael Gervais

By:	/s/ Lisa Gervais
Name:	Lisa Gervais
Title:	Wife

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Mikko Kärkkäinen

By:	/s/ Mikko Kärkkäinen
Name:	Mikko Kärkkäinen
Title:	Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Teemu Kurppa

By:	/s/ Teemu Kurppa
Name:	Teemu Kurppa
Title:	Oura Fellow

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Mastrov Family Living Trust

By:	/s/ The Mastrov Family Living Trust
Name:	Mark Mastrov
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Tiina Määttä

By:	/s/ Tiina Määttä
Name:	Tiina Määttä
Title:	Individual Stockholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Hu Cares Oy

By:	/s/ Jamin Hu
Name:	Jamin Hu
Title:	Chairperson

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Invisable Investments Oy

By:	/s/ Eemil Visakorpi
Name:	Eemil Visakorpi
Title:	Board member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Never Late Oy

By:	/s/ Lauri Tuominen
Name:	Lauri Tuominen
Title:	Member of board

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Off and On Again Oy

By:	/s/ Ohto Pentikäinen
Name:	Ohto Pentikäinen
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: FOV EDGE LTD

By:	/s/ Patrick Ryan
Name:	Patrick Ryan
Title:	Authorised Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Pekka Ala-Lähde
Name:	Pekka Ala-Lähde
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Alana Salmikivi
Name:	Alana Salmikivi
Title:	Ms

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: DAG Delaware WP Holdings LLC

By:	/s/ Dahlia Levin
Name:	Dahlia Levin
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Rashid Johnson

By:	/s/ Rashid johnson
Name:	Rashid johnson
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Harri Lahtela
Name:	Harri Lahtela
Title:	Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Robert A. Ortenzio
Name:	Robert A. Ortenzio
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Larry Gadea

By:	/s/ Larry Gadea
Name:	Larry Gadea
Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Amy B. Schumer Living Trust

By:	/s/ Amy Schumer
Name:	The Amy B. Schumer Living Trust
Title:	Amy Schumer, Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: CTR Capital

By:	/s/ Gordy Ball
Name:	Gordy Ball
Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: SN ALTERNATIVE INVESTMENTS LIMITED

By:	/s/ Andriy Pastukhov
Name:	Andriy Pastukhov
Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Rehito Hatoyama
Name:	Rehito Hatoyama
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Distribution Ven Oura, a series of DistroAngel Enquire Oura, LLC

By:	/s/ Paul Larkin
Name:	Paul Larkin
Title:	Authorized Person

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Anand S Ahuja
Name:	Anand S Ahuja
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Mika Ylilehto
Name:	Mika Ylilehto
Title:	NA

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: SFTrust Holding, LLC

[    ]

By:	/s/ Sean T. Fox
Name:	Sean T. Fox
Title:	Chief Financial Officers

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Tanja Kuusela
Name:	Tanja Kuusela
Title:	Group Controller

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Riia Huttunen
Name:	Riia Huttunen
Title:	Miss

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Andy Dinh
Name:	Andy Dinh
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Illusian Oy

By:	/s/ Teemu Korhonen
Name:	Teemu Korhonen
Title:	procurist

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Tanja Kuusela
Name:	Tanja Kuusela
Title:	Group Controller

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Michael Gervais

By:	/s/ Lisa Gervais
Name:	Lisa Gervais
Title:	Wife

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Kaisa Tarvainen
Name:	Kaisa Tarvainen
Title:	Design Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Gwyneth Paltrow
Name:	Gwyneth Paltrow
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: DFOR Holdings LLC

By:	/s/ Oren Rafii, Authorized Signatory of DFOR Holdings LLC
Name:	Oren Rafii, Authorized Signatory of DFOR Holdings LLC
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Aimee Hart

By:	/s/ Aimee Hart
Name:	Aimee Hart
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Alain-Gabriel Courtines
Name:	Alain-Gabriel Courtines
Title:	Investor, Mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Caroline Calascione
Name:	Caroline Calascione
Title:	Mrs

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Dalad Tantiprasongchai
Name:	Dalad Tantiprasongchai
Title:	Chief Operating & International Business Officer, SCBX Public Company Limited

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Marjut Uusitalo
Name:	Marjut Uusitalo
Title:	Senior HR Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Peter Fromen
Name:	Peter Fromen
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Florian Moerth
Name:	Sanno Capital GmbH
Title:	MD

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Valley Creek LLC

By:	/s/ Valley Creek LLC
Name:	Robert Rand Isen
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Workplay Ventures II A LLC

By QL Ventures, Its Manager

By:	/s/ Juliann Podesta
Name:	Juliann Podesta
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Charlotta Björnberg - Paul
Name:	Charlotta Björnberg - Paul
Title:	Private investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: CrideCo Ab

By:	/s/ Christian Lindholm
Name:	Christian Lindholm
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Curvae, LLC

By:	/s/ Zoe Baird
Name:	Zoe Baird
Title:	X Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Cyrus Walker
Name:	Cyrus Walker
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: EISAI CO., LTD.

By:	/s/ Toshitaka Asano
Name:	Toshitaka Asano
Title:	VP, Business Development and Global Alliance

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Cole Van Nice
Name:	Cole Van Nice
Title:	Elysian Park Ventures LLC Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Forever Changes LLC

By:	/s/ Neil Strauss
Name:	Neil Strauss
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Freelancenet Aps

By:	/s/ Sune Alstrup
Name:	Sune Alstrup
Title:	Owner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

H Castle 5 LLC
INVESTORS:	HC Blend 3 LLC

By:	/s/ JAMES SCHLOSSTEIN
Name:	JAMES SCHLOSSTEIN
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Ian Cole Revocable Trust Dated 11/29/2021
Name:	Ian Cole Revocable Trust Dated 11/29/2021
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ James Whalen
Name:	James Whalen
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Jeff Okudah

By:	/s/ Jeff Okudah
Name:	Jeff Okudah
Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Kesti Group Oy

By:	/s/ Mikko Kesti
Name:	Mikko Kesti
Title:	Ceo

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Kevin Lin
Name:	Kevin Lin
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Luxsant LP

By:	/s/ Omar Chohan
Name:	Omar Chohan for Luxsant LP
Title:	Managing Partner for Luxsant LP
Date:	February 20, 2026

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Marko Ahtisaari

By:	/s/ Marko Ahtisaari
Name:	Marko Ahtisaari
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Matthew Klapper
Name:	Matthew Klapper
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Michael Fester
Name:	Michael Fester
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Michael Marchetti

By:	/s/ Michael Marchetti
Name:	Michael Marchetti
Title:	Mr.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: One Capital Investment I Limited Partnership
One Capital Investment DX I Limited Partnership

By:	/s/ Shinji Asada
Name:	Shinji Asada
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ [illegible]
Name:	AUTHORISED SIGNATORIES, RBC CORPORATE SERVICES (JERSEY) LIMITED
Title:	AS DIRECTOR - PROXY VENTURES LIMITED

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: RAD FUND LLC

By:	/s/ RAD FUND LLC
Name:	RAD FUND LLC
Title:	Sean Rad, Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Rick Fowler Revocable Trust

By:	/s/ Rick Fowler
Name:	Rick Fowler
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Rochna Holdings Ltd.

By:	/s/ Demetris Papaprodromou
Name:	Demetris Papaprodromou
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Riken Hakola
Name:	Riken Hakola
Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WlTNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Brett Robertson
Name:	Brett Robertson
Title:	Trustee & Executor Sanford Robertson Estate

By:	/s/ David L. Schrader
Name:	David L. Schrader
Title:	Trustee & Executor Sanford Robertson Estate

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Simon Williams and Hannah Parish
Name:	Simon Williams and Hannah Parish
Title:	mr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Sueno Digital Oy

By:	/s/ Teemu Jokinen
Name:	Teemu Jokinen
Title:	Managing director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

By:	/s/ Tero Vallius
Name:	Tero Vallius
Title:	Dr

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Janet Williams Exempt Trust FBO Michael B Froman Trustee

By:	/s/ Michael Froman
Name:	Michael Froman
Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: The Peter Fenton Trust

By:	/s/ Peter Fenton
Name:	Peter Fenton
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: True Born Global Investments I Aps

By:	/s/ Peter Hartzbech
Name:	Peter Hartzbech
Title:	Founder & CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Gaingels Oura LLC

By:	/s/ Adrienne Couraud
Name:	Adrienne Couraud
Title:	Authorized Agent, Gaingels LLC, Manager Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS: Standard Chartered Bank Korea Limited as trustee of Hanwha Lifestyle Private Fund 2

By:	/s/ JUNGOK LEE
Name:	JUNGOK LEE
Title:	General Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Avonte Campinha-Bacote, as Proxy for each of the Drag-Along Shareholders listed on Appendix A attached hereto

By:	/s/ Avonte Campinha-Bacote
Name:	Avonte Campinha-Bacote
Title:	Proxy for each of the Drag-Along Shareholders listed on Appendix A attached hereto

[Signature Page to Registration Rights Agreement]

APPENDIX A

DRAG-ALONG SHAREHOLDERS

INVESTORS